EXHIBIT 23.1







               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT





     I consent to the reference to my firm under the caption "Experts" and to the use of my report dated June 17,2002 in the form 10-KSB for the periods March 29, 2002 and March 30, 2001.





                                                      /s/ Jerome Rosenberg, CPA
                                                      -------------------------
                                                      Jerome Rosenberg, CPA


Melville, New York
June 25, 2002